                                                                   Exhibit 99.10

                   FIRST AMENDMENT TO LEASEHOLD DEED OF TRUST,
                   SECURITY AGREEMENT, FINANCING STATEMENT AND
                         ASSIGNMENT OF LEASES AND RENTS

         THIS FIRST AMENDMENT TO LEASEHOLD DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF LEASES AND RENTS (this "Amendment") is
                                                              ---------
dated as of May 16, 2002 and is by and between APW ENCLOSURE SYSTEMS, INC., a Delaware corporation, as Trustor (the "Mortgagor"), and BANK OF AMERICA, N.A., a
                                       ---------
national banking association ("Bank of America"), in its capacity as
                               ---------------
Post-Petition Agent for the financial institutions as are, or may from time to time become, parties to the Post-Petition Credit Agreement (as such terms are hereinafter defined) and in its capacity as Administrative Agent for the financial institutions as are, or may from time to time become, parties to the Credit Agreement (as such term is hereinafter defined).

                                    RECITALS:

         A. Contemporaneously herewith, APW Ltd. (the "Company"), various
                                                       -------
financial institutions (the "Lenders") and Bank of America, as the post-petition
                             -------
agent and U.S. collateral agent (in such capacities, the "Post-Petition Agent",
                                                          --------------------
are entering into a Post-Petition Multicurrency Superpriority Credit Agreement (the "Post-Petition Credit Agreement").
      ------------------------------

         B. The Company, various financial institutions (the "Banks") and Bank
                                                              -----
of America, as administrative agent, have previously entered into an Amended and Restated Multicurrency Credit Agreement dated as of May 15, 2001 (as amended, the "Credit Agreement").
     ----------------

         C. The Lenders have required as a condition to making the extensions of credit provided for in the Post-Petition Credit Agreement that the Mortgagor become a party to the Guaranty, dated May 16, 2002 (the "Post-Petition
                                                         -------------
Guaranty") wherein Mortgagor guaranties the obligations of the Company under the
--------
Post-Petition Credit Agreement.

         D. The Mortgagor has executed and delivered to secure its obligations to Bank of America , in its capacity as administrative agent under the Credit Agreement, a Leasehold Deed of Trust, Security Agreement, Financing Statement and Assignment of Leases and Rents (as such term is defined in the Credit Agreement) (the "Original Mortgage") in favor of First American Title Insurance
                 -----------------
Company, which shall hereafter secure the Mortgagor's obligations with respect to both the Post-Petition Credit Agreement and the Credit Agreement. The Original Mortgage relates to real property legally described on Exhibit A hereto
                                                                -------
(the "Mortgaged Property"). The Original Mortgage was recorded in the real
      ------------------
property records of the county in which the Mortgaged Property is situated, and recording information for the Original Mortgage is set forth on Exhibit B
                                                                ---------
hereto.

         E. In connection with the execution of Post-Petition Credit Agreement, and as a requirement to the effectiveness thereof, the Company, the Mortgagor and other Subsidiaries of the Company have executed and delivered a Reaffirmation of Guaranties (the "Reaffirmation") to
                                  -------------
confirm the effectiveness of each individual guaranty (the "Original
                                                            --------
Guaranties") executed by the Mortgagor as required in connection with the Credit
----------
Agreement and the Post-Petition Guaranty and various other loan documents and that the Original Mortgage as amended hereby relates to the obligations of the Company under both the Credit Agreement and the Post-Petition Credit Agreement. As a further condition to the effectiveness of the Post-Petition Credit Agreement, the Lenders have required that the Mortgagor execute and deliver this Amendment.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the mutual agreement contained herein, the Original Mortgage is amended, and the parties hereto agree, as follows:

         1. Recital; Trustor; Deed of Trust. The Recitals of the Original
            -------------------------------
Mortgage are hereby amended to incorporate the Recitals of this Amendment. For ease of reference, the terms "Trustor" and "Mortgagor" and the terms "Mortgage" and "Deed of Trust" shall be deemed to have the same meaning.

         2. Guaranty. The term "Guaranty", as used in the Original Mortgage, is
            --------            --------
hereby amended to mean the Original Guaranties as confirmed by the Reaffirmation and the Post-Petition Guaranty.

         3. Banks. Except as the context may otherwise require, as determined in
            -----
the reasonable discretion of the Post-Petition Agent, the term "Banks" is hereby
                                                                -----
amended to mean the Banks (as such term is defined in the Credit Agreement) and the Lenders (as such term is defined in the Post-Petition Credit Agreement).

         4. The Credit Agreement. The term "Credit Agreement," as used in the
            --------------------
Original Mortgage, is hereby amended to mean both the Credit Agreement and the Post-Petition Credit Agreement, as the same may be amended, modified, replaced or substituted from time to time. Any other term (including, without limitation, "Obligations" or "Loan Documents") used in the Original Mortgage as amended hereby that is defined by reference to the "Credit Agreement" shall be deemed defined by reference to the Post-Petition Credit Agreement.

         5. Other Defined Terms. Other capitalized terms used in this Amendment
            -------------------
and not otherwise defined herein shall have the respective meanings assigned to such terms in the Original Mortgage, or if not defined therein, the respective meanings given in the Post-Petition Credit Agreement. In the event of any inconsistency in defined terms between the Credit Agreement, the Post-Petition Credit Agreement, the Mortgage or the other Loan Documents shall be resolved by the Post-Petition Agent in its reasonable discretion.

         6. Lien Priority. Nothing contained herein shall in any manner affect
            -------------
or impair the priority of the lien of the Original Mortgage as to the indebtedness secured thereby prior to giving effect to this Amendment, nor affect any other security held by the Post-Petition Agent on behalf of the Banks to secure repayment or performance of the obligations referred to therein, nor constitute a novation of the Original Mortgage or the obligations secured thereby.

         7.  Intercreditor Agreement. Any proceeds of the Mortgaged Property
             -----------------------
shall be applied by the Post-Petition Agent to payment of expenses, including reasonable attorneys' fees and legal expenses, and thereafter to the payment of any and all Liabilities in such order of application as required by that certain Intercreditor Agreement (the "Intercreditor Agreement"), as defined for purposes
                              -----------------------
of the Post-Petition Credit Agreement, as the Intercreditor Agreement may be amended, modified, replaced or substituted from time to time.

         8.  Reaffirmation. The Mortgagor hereby repeats, reaffirms and remakes
             -------------
all representations, warranties, covenants and agreements contained in the Original Mortgage as of the date of this Amendment.

         9.  Representations. The Mortgagor represents and warrants that (i) no
             ---------------
default or event of default currently exists under the Original Mortgage as amended hereby or any of the other Loan Documents; and (ii) no condition exists which with the giving of notice or the passage of time, or both, would result in such a default or event of default, except as may arise as a result of the commencement of a Chapter 11 proceeding in bankruptcy by the Mortgagor or its affiliates.

         10. Full Force and Effect. All of the provisions, rights, powers and
             ---------------------
remedies contained in the Original Mortgage shall stand and remain unchanged and in full force and effect, except to the extent specifically amended hereby, and shall be applicable to all of the properties, rights and privileges subject to the lien of the Original Mortgage as amended hereby.

         11. References. No reference to this Amendment need be made in any
             ----------
instrument or document at any time referring to the "Mortgage", and any reference in any such instrument or document to the "Mortgage" shall be deemed to be a reference to the Original Mortgage as amended hereby and as further amended, modified, replaced or substituted from time to time.

         12. Time of the Essence. Time is of the essence with respect to the
             -------------------
performance of all of the obligations to be performed under the Original Mortgage as amended hereby.

         13. Successors and Assigns. The Original Mortgage as amended hereby
             ----------------------
binds the Mortgagor and its successors, assigns, heirs, administrators, executors, agents and representatives and inures to the benefit of the Post-Petition Agent and the Banks and their respective successors, assigns, heirs, administrators, executors, agents and representatives.

         14. Counterparts. This Amendment may be executed in any number of
             ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         15. Amendments. No provision of this Amendment or the Original Mortgage
             ----------
as amended hereby may be modified, amended or waived except by a writing executed by the party sought to be bound thereby. No consent or approval of the Post-Petition Agent or the Banks shall be given or deemed to have been given except to the extent expressly set out in a writing executed and delivered by the Post-Petition Agent to the Mortgagor.

         16. Amendment as Loan Document. This Amendment shall be considered a
             --------------------------
Loan Document and a Collateral Document and shall be construed in conjunction with the other Loan Documents and Collateral Documents.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment on the date first above written.

[SEAL]                         APW ENCLOSURE SYSTEMS, INC., a Delaware
                                corporation, as Mortgagor

                               By: /s/ Michael Gasick
                                  -----------------------------------------
                                 Its: Treasurer
                                     --------------------------------------

[SEAL]                         BANK OF AMERICA, N.A., a national banking
                                 association, as Post-Petition Agent

                               By: /s/ M. Duncan McDuffie
                                  -----------------------------------------
                                 Its: Managing Director
                                     --------------------------------------

This document was prepared by
and after recording should be
returned to:

Robert V. Fitzsimmons
Mayer, Brown, Rowe & Maw
190 South LaSalle Street
Chicago, Illinois 60603-3441

                                 ACKNOWLEDGMENT

STATE OF  WI                 )
                             ) SS.
COUNTY OF WAUKESHA           )

     On this 16th day of May, 2002, before me appeared Michael Gasick to me personally known, who, being by me duly sworn, did say that he is the Treasurer of APW ENCLOSURE SYSTEMS, INC., a Delaware corporation, and that said instrument was signed on behalf of said limited liability company, pursuant to due authority, properly exercised, and said Treasurer acknowledged said instrument to be the free act and deed of said Company.


     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

                                                     A.M. Stankevich
                                                     ---------------------------
                                                     Notary Public

My term expires:   11/24/02

                                 ACKNOWLEDGMENT

State of California          )
                             )  SS.
County of Los Angeles        )


     On May 16, 2002, before me, Marie I. Gayed, Notary Public, personally appeared Malcolm Duncan McDuffie, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.



WITNESS my hand and official seal.


                                                          Marie I. Gayed
                                                  ------------------------------
           Notary Seal                             Signature of Notary Public

                                                            2100 East Orangewood
                                                             Anaheim, California

                                    EXHIBIT A

                                Legal Description
                                -----------------

PARCEL 1:
--------

The North 567.04 feet of that portion of Lot 2 of Tract No. 71, in the City of Anaheim, County of Orange, State of California, as per map recorded in Book 10, Page 22 of Miscellaneous Maps, in the office of the County Recorder of said County, described as follows:

Beginning at a point on the North line of said Lot 2, West 1025.53 feet from the Northeast corner of said Lot 2, which point is the Northwest corner of the land conveyed to John Knutzen and others by deed recorded in Book 21, Page 117 of Official Records of Orange County, California; thence West along the North line of said Lot 2 and said line, extended to the centerline of Placentia Avenue, as described in deed to the County of Orange, recorded March 22, 1920 in Book 358, Page 19 of Deeds; thence South along the centerline of said avenue to a point on the South line of said Lot 2; thence East along the South line of said Lot 2 to a point which is 747.00 feet West of the Southeast corner of said Lot 2, said point being the Southwest corner of the land conveyed by Jacob R. Schumacher and wife to John Knutzen and others by deed recorded in Book 21, Page 117 of Official Records; thence in a Northerly direction along the Westerly line of said land conveyed to John Knutzen and others to the point of beginning.

Except that portion thereof lying Westerly of the Easterly line and its Northerly and Southerly prolongations, of the land described in the lease recorded January 20, 1967 in Book 8158, Page 796 of Official Records.

PARCEL 2:
--------

The East 50.00 feet of that portion of Lot 2 of Tract No. 71, in the City of Anaheim, County of Orange, State of California, as shown on a map thereof recorded in Book 10, Page 22 of Miscellaneous Maps, records of Orange County, California, described as follows:

Beginning at the Southwest corner of Lot 3 of said Tract No. 71, said Southwest corner also being the East quarter section corner of Section 26, Township 4 South, Range 10 West, in the Rancho San Juan Cajon De Santa Ana, as shown on a map thereof recorded in Book 51, Page 10 of Miscellaneous Maps, records of said County; thence along the Southerly line of said Lot 3, North 89(Degree) 59' 00" East 275.00 feet; thence South 0(Degree) 01' 00" East 280.00 feet to the true point of beginning; thence continuing South 0(Degree) 01' 0" East 287.04 feet to the Southerly line of the Northerly 567.04 feet of said Lot 2; thence Westerly along said Southerly line to the centerline of State College Boulevard, formerly Placentia Avenue, as described in deed to the County of Orange, recorded March 22, 1920 in Book 358, Page 19 of Deeds, records of said County; thence Northerly along said centerline to a line that is parallel with the Northerly line of said Lot 2 and passes through the true point of beginning; thence Easterly along said last mentioned parallel line to the true point of beginning.

Common Address:   2100 East Orangewood Avenue
                  Anaheim, California 92806

PIN #:            ----------------------------------

                                    EXHIBIT B

                     Identification of Mortgage Document(s)
                     --------------------------------------

Site Address:  2100 East Orangewood Avenue
               Anaheim, California 92806

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                                         Date of                                       Date of
Document                                Document      Recording Information           Recording
----------------------------------------------------------------------------------------------------
Leasehold Deed of Trust, Security         8/8/01      Recorded in Orange County        10/25/01
Agreement, Financing Statement and                    Clerk Recorder's Office as
Assignment of Leases and Rents.                       Instrument No. 2001-0757354.
----------------------------------------------------------------------------------------------------